EXHIBIT 10.1

                               FOURTH AMENDMENT TO
                               -------------------
             SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT
             ------------------------------------------------------
                               FACILITY AGREEMENT
                               ------------------

     THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of April 2, 2007 and amends in certain respects the Second Amended and Restated Warehouse Revolving Credit Facility Agreement dated as of August 31, 2001 (as amended, the "Credit Agreement"), among MARLIN LEASING CORPORATION (the "Borrower"), each of the financial institutions that is or pursuant to the terms thereof may become a party thereto as lender (individually, a "Lender" , and collectively, the "Lenders") and NATIONAL CITY BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the parties wish to amend certain provisions of the Credit Agreement; and

     WHEREAS, the parties hereto desire to effect such amendments on the terms and subject to the conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Borrower and the Lenders hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise
                -------------
defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

     SECTION 2. Credit Agreement Amendments.
                ---------------------------

       (a) The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "Borrowing Base" - as to any Eligible Contract as at the date of any determination thereof, but subject to paragraphs (a) through (f) of this definition below, the lesser of (i)(x) 88.5% of the then Net Present Value of such Eligible Contract (other than Exception Contracts) and (y) 87.0% of the then Net Present Value of Exception Contracts or (ii) 100% of the Net Investment pertaining to the Eligible Equipment subject to such Eligible Contract, less, all security deposits and advance lease payments and other sums received by the Borrower relating to any Eligible Contract (solely as they relate to assets included in the Borrowing Base). Notwithstanding the foregoing:

                    (a) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts with any one User (including Affiliates of such User) shall not exceed $200,000;

                    (b) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which have initial lease terms in excess of 60 months from the commencement date of such Contracts shall not exceed 10% of the aggregate Commitment for all Lenders;

                    (c) except for the Exception Contracts and Contracts evidenced by Financing Agreements, no Contract may be included in the Borrowing Base for a period of in excess of 360 days;

                    (d) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Prepayable Contracts shall not exceed $1,000,000;

                    (e) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Recourse Contracts shall not exceed $1,000,000;

                    (f) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Sub-lease Contracts shall not exceed $2,000,000; and

                    (g) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Business Capital Loan Agreements shall not exceed $15,000,000.

       (b) The definition of "Change of Control" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Change of Control" means

                    (a) the sale, lease or transfer of all or substantially all of the assets of the Borrower to any Person or group (as such term is defined in Section 13(d)(3) of the Exchange
                    Act) other than the shareholders listed on Schedule 3.01(a);

                    (b) the liquidation or dissolution of (or the adoption of a plan of liquidation by the board of directors) of the Borrower;

                    (c) the acquisition by ant Person or group (as so defined) (other than the shareholders listed on Schedule 3.01(a)) of a direct or indirect majority in interest (more than 50%) of the issued and outstanding Voting Securities of the Borrower by way of merger or consolidation or otherwise; or;

                    (d) the occurrence of any event that constitutes an (Organic Change" as such term is defined in the Amended Articles (provided, however, that a Public Offering (as such term is defined in the Amended Articles) by the Borrower and transactions directly related thereto shall not constitute an Organic Change).

       (c) The definition of Commitment Termination Date" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Commitment Termination Date" - the earlier of (x) March 31, 2009 or such later date as shall be applicable pursuant to Section 2.04 or (y) such other date as the Commitment shall terminate in accordance with this Agreement.

       (d) The definition of "Contract" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             "Contract" means any Lease, Finance Agreement, Business Capital Loan Agreement or Conditional Sale Agreement entered into or otherwise acquired by the Borrower, in which the Borrower is lessor, sublessor or seller, as the case may be.

       (e)   The definition of "EBITDA" in Section 1.01 of the Credit
   Agreement is hereby amended and restated to read in its entirety as follows:

          "EBITDA" means for any period, for Marlin Business Services Corp. and its consolidated subsidiaries, the sum of net income for such period plus (a) income taxes, (b) Interest Expense and (c) depreciation, amortization and fair value adjustments, all of which is to be computed over the previous twelve (12) months.

       (f) The definition of "Exception Contracts" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Exception Contracts" means the Prepayable Contracts, Recourse Contracts, Business Capital Loan Agreements, and Sub-lease Contracts.

       (g) The definition of "Interest Coverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Interest Coverage Ratio" means, as of any date of determination, and with respect to Marlin Business Services Corp. and its consolidated subsidiaries, EBITDA as a multiple of Interest Expense.

       (h) The definition of "Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Interest Expense" means, for any period, for Marlin Business Services Corp. and its consolidated subsidiaries, the sum (without duplication) of all interest in respect of indebtedness accrued or capitalized during such period (whether or not actually paid during such period); plus the net amount payable under hedge agreements (whether or not actually paid during such period, all of which is to be computed over the previous twelve (12) months).

       (i) The definition of "Prepayable Contracts" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Prepayable Contracts" - any Contract (other than Business Capital Loan Agreements) for which Borrower permits the prepayment of all remaining principal due under the Contract prior to the expiration of the Contract's term.

       (j) The definition of "Principals" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

       (k) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term:

          "Business Capital Loan Agreement" shall mean loan agreement substantially in this form of Exhibit "A" hereto that evidences indebtedness owing to Borrower in connection with the lending of money to a third party for commercial purposes only.

       (l) Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to "August 31, 2007" in the second line thereof (as provided in the Third Amendment to the Credit Agreement) and replacing it with "March 31, 2009".

       (m) Section 6.10(a)(iv) of the Credit Agreement is hereby deleted in its entirety.

       (n) Section 6.10(a)(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(v) An Interest Coverage Ratio as at the last day of any Fiscal Quarter of not less than 1.50:1;"

       (o)   Exhibit "A" hereto shall be added as "H" to the Agreement.

     SECTION 3. Effectiveness. The amendments and consents set forth in Section
                -------------
2 of this Amendment shall be conditioned upon (a) receipt by the Agent of counterparts of this Amendment executed by the Borrower and the Lenders and (b) the fulfillment to the satisfaction of the Agent of each of the following conditions:

          (i) The Borrower shall have delivered to the Agent in form and substance satisfactory to the Agent a Certificate of the Secretary or Assistant Secretary of the Borrower certifying (1) that all corporate action by the Borrower necessary to authorize the execution, delivery and performance of each of the Amendment Documents (as hereunder defined) to which it is a party and the transactions contemplated thereby has been taken and that such authorization has not been rescinded, limited or modified, (2) the incumbency (with specimen signatures) of the Authorized Officers of the Borrower, and (3) that all representations and warranties set forth in this Amendment are true and correct at and as of the date of the effectiveness of this Amendment.

          (ii) The Agent shall have received such other instruments, agreements and documents as it shall reasonably require in connection with this Amendment and the matters referred to above.

          (iii) All matters related to the financial condition, assets, liabilities and creditworthiness of the Borrower shall be satisfactory to the Agent and the Lenders, in their sole discretion.

     SECTION 4. Representations and Warranties. In order to induce the Lenders
                ------------------------------
to execute this Amendment, the Borrower hereby represents and warrants to the Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery of this Amendment and the other Amendment Documents (hereinafter defined):

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged and in which it proposes to be engaged.

          (b) The Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its failure to qualify could have a Material Adverse Effect.

          (c) The Borrower has the power to execute, deliver and perform this Amendment, any other agreements or documents being or to be executed and delivered in connection herewith (collectively the "Amendment Documents"). The Borrower has taken all necessary action (corporate or otherwise) to authorize the execution, delivery and performance of the Amendment Documents. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), other than any such consent or approval a copy of which has been delivered to the Agent in form and substance satisfactory to the Agent, no filing with, action by, consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no filing with, action by, consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of the Amendment Documents.

          (d) The execution, delivery and performance by the Borrower of each of the Amendment Documents to which it is a party will not (i) violate or conflict with any provision of law or any rule or regulation, (ii) violate or conflict with any provision of the Amended Articles or by-laws of the Borrower, (iii) violate or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets are affected, or (iv) result in the imposition of any Lien of any nature whatsoever upon any of its properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Security Documents.

          (e) This Amendment and each of the other Amendment Documents has been or will be duly executed and delivered by the Borrower, and when executed and delivered each will constitute the valid and legally binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by the availability of equitable remedies.

          (f) Neither the Borrower nor any of its Subsidiaries is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or by which any of the properties or assets owned by it or used in the conduct of its business is affected, and the Borrower and its Subsidiaries have complied and are in compliance with all applicable laws, ordinances and regulations, including, without limitation, Environmental Laws, in either case which default, or non-compliance with which laws, could have a Material Adverse Effect on the Borrower

          (g) The Borrower is in full compliance with the terms and conditions of the Loan Documents, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on and as of the date of effectiveness of this Amendment, and, as of the date of effectiveness of this Amendment and after giving effect thereto and to the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

          (h) Neither the Financial Statements nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or the Lenders by or on behalf of the Borrower in connection with this Amendment or the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

          (i) Any failure of any of the representations and warranties made by Borrower in this Amendment to be true and correct in all respects when made shall constitute an Event of Default under the Credit Agreement.

     SECTION 5. Outstanding Indebtedness. Borrower hereby acknowledges unconditionally that, as of the close of business on April 2, 2007, the outstanding principal balance of all Revolving Loans is $7,749,000.00. Borrower acknowledges and agrees that the foregoing balance of the Revolving Loans, together with accrued and unpaid interest thereon, is owing to Lender without claim, counterclaim, recoupment, defense or setoff of any kind.

     SECTION 6. Reference to and Effect on Loan Documents.
                -----------------------------------------

          (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, or the Agent under the Credit Agreement or any of the other Loan Documents, shall not constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, nor shall it affect or diminish any Lender's or the Agent's rights to hereafter require strict performance of any provision of the Credit Agreement or any of the other Loan Documents.

     SECTION 7. Reaffirmation of Security Interest. The Borrower hereby
                ----------------------------------
reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Credit Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 8. Further Assurances. Each of the parties hereto hereby agrees to
                ------------------
do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

     SECTION 9. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
                -------------
THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 10. Counterparts. This Amendment may be executed in any number of
                 ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

     SECTION 11. Headings; Binding Effect. The headings of the several sections
                 ------------------------
of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                               BORROWER
                                               --------
                                               MARLIN LEASING CORPORATION


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               LENDERS:
                                               -------
                                               NATIONAL CITY BANK


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               FIRSTRUST SAVINGS BANK


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               SOVEREIGN BANK


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               HARRIS N.A. (as successor to
                                               Harris Trust and Savings Bank)


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               AGENT:
                                               -----
                                               NATIONAL CITY BANK, As Agent

                                               By:
                                                      --------------------------
                                               Name:
                                               Title:


                                               ACKNOWLEDGED BY GUARANTOR
                                               MARLIN BUSINESS SERVICES CORP.


                                               By:
                                                      --------------------------
                                               Name:
                                               Title:

                                        8